SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                        Date of Report:  May 16, 1997




                            EASTERN EDISON COMPANY
             (Exact name of registrant as specified in this charter)


          Massachusetts               0-8480          04-1123095
(State or other jurisdiction of    (Commission    (I.R.S.  Employer
incorporation or organization)     File Number)   Identification No.)


750 W. Center Street, West Bridgewater, MA             02379
(Address of principal executive offices)               (Zip Code)




 Item 5.   Other Events.

     On May 16, 1997, Eastern Utilities Associates (EUA) announced that its subsidiaries, Eastern Edison Company and Montaup Electric Company, along with the Massachusetts attorney general, the state's Division of Energy Resources
(DOER) and several other signatories filed with the Department of Public Utilities (DPU) details of their settlement agreement to bring competition to the electric utility industry in Massachusetts, which are included in the May 16, 1997 press release filed herewith as Exhibit 99.

     Eastern Edison provides electric service to about 180,000 customers in the Greater Brockton and Fall River areas of southeastern Massachusetts. It is a subsidiary of EUA, a Boston-based diversified energy services company. Montaup is EUA's wholesale generation and transmission utility.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99  Press Release dated May 16, 1997.

                       SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EASTERN EDISON COMPANY
                                         (Registrant)


                                   By:  /s/ John R. Stevens
                                        John R. Stevens
                                        Vice Chairman



Date: May 19, 1997